UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

Twilio Inc.

(Exact name of registrant as specified in its charter

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, First Floor

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 390-2337

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On January 13, 2021, the Board of Directors (the “Board”) of Twilio Inc. (“Twilio”) appointed Deval Patrick to the Board as a Class III director. Mr. Patrick will serve until the 2022 annual meeting of stockholders or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

There is no arrangement or understanding between Mr. Patrick and any other persons pursuant to which Mr. Patrick was appointed as a director. Furthermore, there are no family relationships between Mr. Patrick and any other director or executive officer of Twilio, and there are no transactions between Mr. Patrick and Twilio that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Patrick will participate in Twilio’s standard non-employee director compensation arrangements. Under the terms of those arrangements, Mr. Patrick will receive, among other things: (i) annual compensation for serving on the Board and any applicable committees thereof pursuant to our non-employee director compensation policy, substantially as described in Twilio’s filings with the Securities and Exchange Commission and (ii) an initial grant of restricted stock units with a value of $440,000 that vests annually over three years subject to continued service.

Twilio will also enter into a standard form of indemnification agreement with Mr. Patrick (the “Indemnification Agreement”). The Indemnification Agreement provides, among other things, that Twilio will indemnify Mr. Patrick, under the circumstances and to the extent provided therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of Twilio, and otherwise to the fullest extent permitted under Delaware law, Twilio’s certificate of incorporation and bylaws.

The press release announcing Mr. Patrick’s appointment as a director of Twilio is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

Date: January 14, 2021	By:	/s/ Khozema Shipchandler
	Name:	Khozema Shipchandler
	Title:	Chief Financial Officer

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